UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 2, 2012

ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

150 N. Meramec, St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Enterprise Bank & Trust (the “Bank”), the primary subsidiary of Enterprise Financial Services Corp (the “Company”), is subject to supervision and examination by the Federal Deposit Insurance Corporation (the “FDIC”). The Bank is required to submit to the FDIC certain reports entitled “Consolidated Reports of Condition and Income” (each, a “Call Report” and collectively, the “Call Reports”). The Bank's Call Reports are prepared in accordance with regulatory instructions issued by the Federal Financial Institutions Examination Council and consist of a balance sheet, income statement, changes in equity capital and other supporting schedules as of the end of the period to which each such Call Report relates. The publicly available portions of the Bank's Call Reports are on file with, and publicly available at, the Federal Deposit Insurance Corporation (the “FDIC”), 550 17th Street, N.W., Washington, D.C. 20429 and on the FDIC's website at www.fdic.gov. The contents of the FDIC's Internet website are not incorporated by reference into, and are not otherwise a part of, this Report.

On March 2, 2012, the Bank's Call Report for the fiscal year ended December 31, 2011 and amended Call Report for fiscal year 2010 were filed on the FDIC's website.

The information presented in the Call Reports is preliminary and unaudited, filed solely for bank regulatory purposes, and relates only to the Bank, and not to the Company on a consolidated basis.

As previously reported in a Current Report on Form 8-K filed on January 25, 2012, the Company has announced that the Company's financial statements, report on internal controls and the reports thereon of Deloitte & Touche LLP, the Company's independent registered public accounting firm, included in its Annual Report on Form 10-K as of and for the year ended December 31, 2010 and the interim financial statements included in its Quarterly Reports on Form 10-Q as of and for each of the periods ended March 31, June 30, and September 30, for 2010 and 2011, respectively, should no longer be relied upon and the financial statements for such periods must be restated (the “Restatement”).

Due to the pending Restatement, all measures of results of operations and financial condition contained in the Call Reports are preliminary and reflect only management's expected results of operations and financial condition as of and for the period covered by the respective Call Report. Therefore, the results filed in the Call Reports are not necessarily indicative of the results of the Company.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit
Number	Description
99.1	Consolidated Reports of Condition and Income for Fiscal Year 2011
99.2	Consolidated Reports of Condition and Income for Fiscal Year 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	March 7, 2012	By:	/s/ Deborah N. Barstow
Deborah N. Barstow
Senior Vice President and Controller